UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007 (March 27, 2007)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-125338	30-0309068
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation)

518 Seventeenth Street, 17th Floor, Denver CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

We previously disclosed certain probable acquisitions of real property as set forth in Item 2.01 on Form 8-K filed with the Securities and Exchange Commission on March 30, 2007. This Form 8-K contained certain disclosures related to the acquisitions by certain joint ventures between wholly-owned subsidiaries of Dividend Capital Total Realty Trust Inc. (the “Company”) and DCT Industrial Trust Inc. (“DCT”) (formerly known as Dividend Capital Trust Inc.), as follows:  (1) Midpoint Drive, an industrial property located in the Kansas City, Kansas market and (2) Logistics Boulevard, an industrial property located in the Cincinnati, Ohio market.

The aforementioned Form 8-K was filed without the requisite financial information for such acquisitions.  Accordingly, pursuant to Item 9.01 of Form 8-K, we are filing this Form 8-K/A to incorporate by reference the required financial information.  Such information should be read in conjunction with the descriptions of the transactions contained in the aforementioned Form 8-K, which such descriptions are incorporated herein by reference.

(a) Financial Statements of Real Estate Property Acquired:

The following required financial statement information has been previously included in our Post-Effective Amendment No. 7 to Form S-11 filed with the Securities and Exchange Commission on August 24, 2007 and is hereby incorporated by reference herein to this Form 8-K/A:

MIDPOINT DRIVE:

Certain Acquired Properties Subject to a Net Lease with a Single Tenant

Summary Income Information for each of the three years in the period ended December 31, 2006

Summary Cash Flow Information for each of the three years in the period ended December 31, 2006

Summary Balance Sheet Information for the years ended December 31, 2006 and 2005

LOGISTICS BOULEVARD:

Certain Acquired Properties Subject to a Net Lease with a Single Tenant

Summary Income Information for each of the three years in the period ended December 31, 2006

Summary Cash Flow Information for each of the three years in the period ended December 31, 2006

Summary Balance Sheet Information for the years ended December 31, 2006 and 2005

(b) Unaudited Pro Forma Financial Information:

The required pro forma financial information has been previously included in our Post-Effective Amendment No. 7 to Form S-11 filed with the Securities and Exchange Commission on August 24, 2007 and is hereby incorporated by reference herein to this Form 8-K/A.

(c) Shell Company Transactions:

None.

(d) Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Total Realty Trust Inc.

August 28, 2007
	By:	/s/ Sonya J. Rosenbach
Sonya J. Rosenbach
Chief Accounting Officer and Treasurer